SECURITIES EXCHANGE COMMISSION
WASHINGTON, D.C. 20552

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2001

HEARx LTD.
(Exact name of registrant as specified in its charter)

DELAWARE	0-16453	22-2748248

(State or other jurisdiction	(Commission	(IRS Employer

or incorporation)	File Number)	Identification no.)

1250 Northpoint Parkway
West Palm Beach, Florida 33407
(561) 478-8770
(Address, including zip code, and telephone number
of principal executive offices)

Item 5. Other Events.

      On May 23, 2001, the Registrant issued a press release attached hereto as Exhibit 99 and incorporated herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No	Description of Exhibit

99	Press release of May 23, 2001

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARx Ltd.

DATE: May 23, 2001	By:	/s/ Paul A. Brown Paul A. Brown, M.D. Chairman and Chief Executive Officer

208535

Exhibit Index

Exhibit No	Description of Exhibit

99	Press release of May 23, 2001